UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 28, 2012

AMERICAN EAGLE OUTFITTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2011 Compensation

On February 28, 2012, the Compensation Committee of the Board of Directors (the "Committee") of American Eagle Outfitters, Inc. (the "Company") certified achievement, in part, of the Company's financial goals based on its financial results for the fiscal year ended January 28, 2012 ("Fiscal 2011"), which resulted in the following actions:

 - awards of Fiscal 2011 incentive compensation, under the Company's 2005 Stock Award and Incentive Plan, as amended, approved by the stockholders on June 16, 2009 (the "2005 Amended Plan"), to the Company's named executive officers ("NEO's") and certain other individuals were authorized to be paid.  The incentive compensation amounts were determined as a percentage of the executive's base salary based on partial achievement of the Company's financial goals.

 - awards of Fiscal 2011 restricted stock units plus the respective dividends, under the Company's 2005 Amended Plan, to the Company's NEO's and certain other individuals were partially vested subject to all of the other terms of the related award agreements.

  - awards of Fiscal 2010 restricted stock units plus the respective dividends, under the Company's 2005 Amended Plan, to the Company's NEO's and certain other individuals were partially vested subject to all of the other terms of the related award agreements.

Based on the Company's partial achievement of its financial goals for Fiscal 2011, the following awards were authorized to be paid and shares or share units were delivered:

	Incentive	2011 Restricted	2010 Restricted
Name and	Compensation	Stock Award	Stock Award
Principal Position	Award	(# of Units)	(# of Units)

James V. O'Donnell	$1,105,000	-	83,772
Former Principal Executive Officer*

Roger S. Markfield	$475,000	-	41,886
Vice Chairman and Executive Creative Director

Joan Holstein Hilson	$225,087	10,310	7,348
Principal Financial Officer

Fredrick W. Grover	$250,000	10,310	7,348
EVP - Brand Merchandising, Marketing and AE Direct

Dennis R. Parodi	$156,469	10,310	7,348
EVP - Store Operations

*James V. O'Donnell resigned as the Company's Principal Executive officer effective January 28, 2012.  Pursuant to Mr. O'Donnell's Succession Agreement dated January 19, 2012, he will receive his Fiscal 2011 incentive compensation award based on the Company's partial achievement of its financial goals for Fiscal 2011.

Fiscal 2012 Compensation

On February 28, 2012, the Committee also took the following actions relating to compensation for the fiscal year ending February 2, 2013 ("Fiscal 2012") for certain executive officers of the Company:

Base Salary:
- fixed individual annual base salaries;

Annual Cash Bonus:
- established performance goals under the 2005 Amended Plan based on two business criteria: (1) forty percent (40%) is based on the Company's percentage increase in comparable store sales (hereinafter "Fiscal 2012 Comp") and (2) sixty percent (60%) is based on the Company's net income excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) which may be disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements; and/or (iv) asset impairment charges, including for stores or auction rate securities; and/or (v) discontinued operations; and/or (vi) lease buyout charges related to store closures (hereinafter "Fiscal 2012 NI").  The annual cash bonus performance goals for Fiscal 2012 are set at three levels of both Fiscal 2012 Comp and Fiscal 2012 NI: "Threshold", "Target" and "Outstanding";

- established individual annual cash bonus targets under the 2005 Amended Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from 0% below Threshold, to 30% of the targeted percentage amount at the Threshold Fiscal 2012 Comp and NI Goals, to 100% of the targeted percentage amount at the Target Fiscal 2012 Comp and Fiscal NI Goals and 200% of the targeted percentage amount if the Outstanding Fiscal 2012 Comp and Fiscal NI Goals are achieved or exceeded. Pursuant to Robert Hanson's Employment Agreement dated November 14, 2011, Mr. Hanson will not receive a cash bonus unless the Target Fiscal 2012 Comp and Fiscal 2012 NI Goals are met and his individual annual cash bonus target will not exceed 130%.

Time-Based Restricted Stock Units:
- under the 2005 Amended Plan, granted awards of time-based restricted stock units ("RSU's") with performance accelerated vesting;

- the RSU's vest over three years in equal annual increments but may fully vest in one year if the Outstanding Fiscal 2012 NI goal is met.  The RSU's are credited with dividend equivalents at vesting;

Performance Share Plan Restricted Stock Units:
- established three single-year performance goals and one three-year cumulative performance goal under the Company's 2005 Amended Plan based on the Company's earnings before interest and taxes, excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles ("GAAP") which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements; and/or (iv) asset impairment charges, including for stores or auction rate securities; and/or (v) discontinued operations; and/or (vi) lease buyout charges related to store closures (hereinafter "Fiscal 2012 EBIT", "Fiscal 2013 EBIT", "Fiscal 2014 EBIT" and "Fiscal 2014 Cumulative EBIT" ) and granted awards of performance share plan restricted stock units ("PSP RSU's");

- vesting of the PSP RSU's is determined as follows:
     - If the Fiscal 2014 Cumulative EBIT equals the Fiscal 2014 Cumulative Threshold level, then the PSP RSU Target Percentage will be 50%; if the Fiscal 2014 Cumulative EBIT is between the Fiscal 2014 Cumulative Threshold level and the Fiscal 2014 Cumulative Target level, then the PSP RSU Target Percentage is interpolated between 50% and 100%; if the Fiscal 2014 Cumulative EBIT equals the Fiscal 2014 Cumulative Target level, then the PSP RSU Target Percentage is 100%; if the Fiscal 2014 Cumulative EBIT is between the Fiscal 2014 Cumulative Target level and the Fiscal 2014 Cumulative Outstanding level, then the PSP RSU Target Percentage is interpolated between 100% and 150%; if the Fiscal 2014 Cumulative EBIT is equal to or greater than the Fiscal 2014 Cumulative Outstanding level, then the PSP RSU Target Percentage is 150%.
     - If the Fiscal 2014 Cumulative EBIT is less than the Fiscal 2014 Cumulative Threshold level but Fiscal 2012 EBIT equals the Fiscal 2012 Target level, then 20% of the PSP RSU's will vest on the date of the Compensation Committee certification in 2015; and/or
     - If the Fiscal 2014 Cumulative EBIT is less than the Fiscal 2014 Cumulative Threshold level but Fiscal 2013 EBIT equals the Fiscal 2013 Target level, then an additional 20% of the PSP RSU's will vest on the date of the Compensation Committee certification in 2015; and/or
     - If the Fiscal 2014 Cumulative EBIT is less than the Fiscal 2014 Cumulative Threshold level but Fiscal 2014 EBIT equals the Fiscal 2014 Target level, then an additional 20% of the PSP RSU's will vest on the date of the Compensation Committee certification in 2015.

The award is granted as restricted stock units that is credited with dividend equivalents at vesting.  All shares that do not vest based on the above performance goals for the Cumulative Fiscal 2014 Performance Period are forfeited.  The grant of restricted stock units is set forth in a Performance Share Plan Restricted Stock Unit Agreement between the Company and the recipient in form consistent with the terms of this award and the terms of the 2005 Amended Plan.

Stock Options for Roger S. Markfield:
 - pursuant to Mr. Markfield's Second Amended and Restated Employment Agreement dated February 24, 2012, the Committee established performance goals under the 2005 Amended Plan based on two business criteria: (1) forty percent (40%) is based on Fiscal 2012 Comp and (2) sixty percent (60%) is based on Fiscal 2012 NI (the "Markfield Stock Option Goals").  The Markfield Stock Option Goals for Fiscal 2012 are set at two levels of both Fiscal 2012 Comp and Fiscal 2012 NI: "Threshold" and "Target";

 - vesting of the stock options for Mr. Markfield is determined as follows:
      - If the Threshold level is not met, then all stock options will forfeit;
      - If the Threshold level is met, then 30% of the stock options will vest;
      - If the Threshold level is exceeded but the Target level is not met, then the number of stock options that vest is prorated;
      - If the Target level is met, then 100% of the stock options will vest.

The following sets forth the annual base salary levels, individual participant target bonus percentages, RSU awards and target PSP RSU awards of the indicated named executive officers:

			Restricted	PSP RSU	Stock Option
Name and	Fiscal 2012	Annual Bonus	Stock Award	Award	Award
Principal Position	Base Salary	(% of Base Salary)	(# of Units)	(# of Units)	(# of Shares)

Robert L. Hanson	$1,030,000	130%	98,294	120,137	-
Principal Executive Officer

Roger S. Markfield	$950,000	100%	-	309,215	349,358
Vice Chairman and Executive Creative Director

Joan Holstein Hilson	$600,233	75%	30,717	37,543	-
Principal Financial Officer

Fredrick W. Grover	$625,000	80%	30,717	37,543	-
EVP - Brand Merchandising, Marketing and AE Direct

Dennis R. Parodi	$521,565	60%	30,717	37,543	-
EVP - Store Operations

Finally, on February 28, 2012, the Compensation Committee also established under the 2005 Amended Plan a performance-based Annual Award Pool (the "Award Pool") for certain executive officers of the Company subject to Internal Revenue Code Section 162(m).  The Compensation Committee established a Fiscal 2012 performance goal for the Award Pool under the Company's 2005 Amended Plan based on the Company's income per common share from continuing operations, fully diluted with expenses for stock options, excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements; and/or (iv) asset impairment charges, including for stores or auction rate securities; and/or (v) discontinued operations; and/or (vi) lease buyout charges related to store closures.  Based on achievement of the performance goal, the Award Pool will be used to determine the maximum amount payable under the Company's Annual Cash Bonus Plan for 2012 and the Time-Based RSU's to be granted in Fiscal 2013 to executive officers who are covered employees under Section 162(m) for Fiscal 2012.  The following maximum awards were established as a percent of EBITDA, in each case subject to the 2005 Amended Plan maximum of $5 million per person and further subject to the exercise of negative discretion by the Compensation Committee to reduce the maximum award:

Name and
Principal Position	% of EBITDA

Robert L. Hanson	1.00%
Principal Executive Officer

Roger S. Markfield	0.75%
Vice Chairman and Executive Creative Director

Joan Holstein Hilson	0.45%
Principal Financial Officer

Fredrick W. Grover	0.45%
EVP - Brand Merchandising, Marketing and AE Direct

Dennis R. Parodi	0.45%
EVP - Store Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                   AMERICAN EAGLE OUTFITTERS, INC.
                                                                                                                   (Registrant)

Date: March 5, 2012                                                                                By:   /s/ Neil Bulman, Jr.
                                                                                                                   Neil Bulman, Jr.
                                                                                                                   Vice President, General Counsel and Secretary